EXHIBIT 99.1

                              Cox Enterprises, Inc.
                        Executive Officers and Directors

Name                       Position            Principal Occupation                Business Address
-------------------------- ------------------- ----------------------------------- ---------------------------------

James C. Kennedy *         Chairman &          Chairman &                          Cox Enterprises, Inc.
                           Chief Executive     Chief Executive Officer             1400 Lake Hearn Dr., NE
                           Officer                                                 Atlanta, GA 30319

David E. Easterly*         President & Chief   President & Chief Operating         Cox Enterprises, Inc.
                           Operating Officer   Officer                             1400 Lake Hearn Dr., NE
                                                                                   Atlanta, GA 30319

Robert C. O'Leary*         Senior Vice         Senior Vice President & Chief       Cox Enterprises, Inc.
                           President & Chief   Financial Officer                   1400 Lake Hearn Dr., NE
                           Financial Officer                                       Atlanta, GA 30319

Timothy W. Hughes          Senior Vice         Senior Vice President               Cox Enterprises, Inc.
                           President           Administration                      1400 Lake Hearn Dr., NE
                           Administration                                          Atlanta, GA 30319

Barbara C. Anthony*        Vice President      Chairman, Dayton Newspapers         Cox Enterprises, Inc.
                                                                                   1400 Lake Hearn Dr., NE
                                                                                   Atlanta, GA 30319

Anne C. Chambers*          Vice President      Chairman, Atlanta Newspapers        Cox Enterprises, Inc.
                                                                                   1400 Lake Hearn Dr., NE
                                                                                   Atlanta, GA 30319

Scott A. Hatfield          Vice President &    Vice President & Chief              Cox Enterprises, Inc.
                           Chief Information   Information Officer                 1400 Lake Hearn Dr., NE
                           Officer                                                 Atlanta, GA 30319

Marybeth Leamer            Vice President      Vice President Human Resources      Cox Enterprises, Inc.
                           Human Resources                                         1400 Lake Hearn Dr., NE
                                                                                   Atlanta, GA 30319

Andrew A. Merdek           Vice President      Vice President Legal Affairs &      Cox Enterprises, Inc.
                           Legal Affairs &     Corporate Secretary                 1400 Lake Hearn Dr., NE
                           Corporate                                               Atlanta, GA 30319
                           Secretary

Alexander V.               Vice President      Vice President Public Policy        Cox Enterprises, Inc.
Netchvolodoff              Public Policy                                           1400 Lake Hearn Dr., NE
                                                                                   Atlanta, GA 30319

Richard J. Jacobson        Vice President &    Vice President & Treasurer          Cox Enterprises, Inc.
                           Treasurer                                               1400 Lake Hearn Dr., NE
                                                                                   Atlanta, GA 30319

Preston B. Barnett         Vice President Tax  Vice President Tax                  Cox Enterprises, Inc.
                                                                                   1400 Lake Hearn Dr., NE
                                                                                   Atlanta, GA 30319

William L. Killen, Jr.     Vice President      Vice President New Media            Cox Enterprises, Inc.
                           New Media                                               1400 Lake Hearn Dr., NE
                                                                                   Atlanta, GA 30319

Dean H. Eisner             Vice President      Vice President Business             Cox Enterprises, Inc.
                           Business            Development and Planning            1400 Lake Hearn Dr., NE
                           Development and                                         Atlanta, GA 30319
                           Planning

Michael J. Mannheimer      Vice President      Vice President Materials            Cox Enterprises, Inc.
                           Materials           Management                          1400 Lake Hearn Dr., NE
                           Management                                              Atlanta, GA 30319

Arthur M. Blank            Director            President and Chief Executive       The Home Depot, Inc.
                                               Officer                             2455 Paces Ferry Road, NW
                                               The Home Depot, Inc.                Atlanta, GA 30339

Thomas O. Cordy            Director            President and Chief Executive       The Maxxis Group, Inc.
                                               Officer                             1901 Montreal Road, Ste. 108
                                               The Maxxis Group, Inc.              Tucker, GA  30084

Carl R. Gross              Director            Retired Senior Vice President       Cox Enterprises, Inc.
                                               and Chief Administrative Officer    1400 Lake Hearn Dr., NE
                                                                                   Atlanta, GA 30319

Ben F. Love                Director            Director                            Chase Bank of Texas
                                               Chase Bank of Texas                 600 Travis Street, 18 TCT 318
                                                                                   Houston, TX 77252-2558

Paul J. Rizzo              Director            Vice Chairman (retired 1/1/95)      Franklin Street Partners
                                               of IBM Corporation                  6330 Quadrangle Drive
                                                                                   Ste. 200
                                                                                   Chapel Hill, NC  27514

* Also a Director

                            Cox Communications, Inc.
                        Executive Officers and Directors

Name                       Position            Principal Occupation                Business Address
-------------------------- ------------------- ----------------------------------- ---------------------------------

James C. Kennedy *          Chairman           Chairman &                          Cox Enterprises, Inc.
                                               Chief Executive Officer             1400 Lake Hearn Dr., NE
                                                                                   Atlanta, GA 30319

James O. Robbins*           President &        President & Chief Executive         Cox Communications, Inc.
                            Chief Executive    Officer                             1400 Lake Hearn Dr., NE
                            Officer                                                Atlanta, GA 30319

Alex B. Best                Senior Vice        Senior Vice President               Cox Communications, Inc.
                            President          Engineering                         1400 Lake Hearn Dr., NE
                            Engineering                                            Atlanta, GA 30319

David M. Woodrow            Senior Vice        Senior Vice President               Cox Communications, Inc.
                            President          New Business Development            1400 Lake Hearn Dr., NE
                            New Business                                           Atlanta, GA 30319
                            Development

Jimmy W. Hayes              Senior Vice        Senior Vice President Finance &     Cox Communications, Inc.
                            President          Administration & Chief Financial    1400 Lake Hearn Dr., NE
                            Finance &          Officer                             Atlanta, GA 30319
                            Administration &
                            CFO

Margaret A. Bellville       Senior Vice        Senior Vice President Operations    Cox Communications, Inc.
                            President                                              1400 Lake Hearn Dr., NE
                            Operations                                             Atlanta, GA 30319

James A. Hatcher            Vice President     Vice President Legal & Regulatory   Cox Communications, Inc.
                            Legal &            Affairs                             1400 Lake Hearn Dr., NE
                            Regulatory                                             Atlanta, GA 30319
                            Affairs

John M. Dyer                Vice President     Vice President Mergers &            Cox Communications, Inc.
                            Mergers &          Acquisitions and Chief Accounting   1400 Lake Hearn Dr., NE
                            Acquisition and    Officer                             Atlanta, GA 30319
                            Chief Accounting
                            Officer

Patrick J. Esser            Vice President     Vice President Operations           Cox Communications, Inc.
                            Operations                                             1400 Lake Hearn Dr., NE
                                                                                   Atlanta GA 30319

Jayson R. Juraska           Vice President     Vice President Operations           Cox Communications, Inc.
                            Operations                                             1400 Lake Hearn Dr., NE
                                                                                   Atlanta, GA 30319

Claus F. Kroeger            Vice President     Vice President Operations           Cox Communications, Inc.
                            Operations                                             1400 Lake Hearn Dr., NE
                                                                                   Atlanta, GA 30319

Dallas S. Clement           Vice President &   Vice President & Treasurer          Cox Communications, Inc.
                            Treasurer                                              1400 Lake Hearn Dr., NE
                                                                                   Atlanta, GA 30319

Janet Morrison Clarke       Director           Managing Director Global Database   Citibank
                                               Marketing                           One Court Square
                                               Citibank                            40th Floor
                                                                                   Long Island, NY 11220

David E. Easterly           Director           President & Chief Operating         Cox Enterprises, Inc.
                                               Officer                             1400 Lake Hearn Dr., NE
                                                                                   Atlanta, GA 30319

Robert F. Erburu            Director           Chairman of the Board (retired)     The Times Mirror Company
                                               The Times Mirror Company            220 W. 1st Street
                                                                                   Los Angeles, CA 90012

Robert C. O'Leary           Director           Senior Vice President & Chief       Cox Enterprises, Inc.
                                               Financial Officer                   1400 Lake Hearn Dr., NE
                                                                                   Atlanta, GA 30319

Andrew J. Young             Director           Co-Chairman                         Good Works International
                                               Good Works International            Suntrust Plaza, Ste. 4800
                                                                                   303 Peachtree Street, NE
                                                                                   Atlanta, GA 30308

*Also a Director

                               Cox Holdings, Inc.
                        Executive Officers and Directors

Name                       Position            Principal Occupation                Business Address
-------------------------- ------------------- ----------------------------------- ---------------------------------

David E. Easterly*           President        President & Chief Operating Officer  Cox Enterprises, Inc.
                                                                                   1400 Lake Hearn Dr., NE
                                                                                   Atlanta, GA 30319

Preston B. Barnett           Vice President   Vice President Tax                   Cox Enterprises, Inc.
                                                                                   1400 Lake Hearn Dr., NE
                                                                                   Atlanta, GA 30319

Dean H. Eisner*              Vice President   Vice President Business              Cox Enterprises, Inc.
                                              Development and Planning             1400 Lake Hearn Dr., NE
                                                                                   Atlanta, GA 30319

William L. Killen, Jr.       Vice President   Vice President New Media             Cox Enterprises, Inc.
                                                                                   1400 Lake Hearn Dr., NE
                                                                                   Atlanta, GA 30319

Andrew A. Merdek*            Vice President   Vice President Legal Affairs &       Cox Enterprises, Inc.
                             & Corporate      Corporate Secretary                  1400 Lake Hearn Dr., NE
                             Secretary                                             Atlanta, GA 30319

Richard J. Jacobson          Treasurer        Vice President & Treasurer           Cox Enterprises, Inc.
                                                                                   1400 Lake Hearn Dr., NE
                                                                                   Atlanta, GA 30319

*Also a Director